EX-99 3 subitem77q1 SUB-ITEM 77Q1

SUB-ITEM 77Q1

Articles of Amendment are incorporated by reference to Exhibit (a)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 27, 2009.